WisdomTree Middle East Dividend Fund – GULF (NYSE Arca Ticker)

SUMMARY PROSPECTUS – JULY 29, 2010 as supplemented August 20, 2010

Before you invest in the WisdomTree Middle East Dividend Fund (the “Fund”) you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to Info@wisdomtree.com.

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.30%
Expense Reimbursements	0.42%
Total Annual Fund Operating Expenses After Expense Reimbursement*	0.88%
*	WisdomTree Asset Management (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for the Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) from exceeding 0.88% of the Fund’s average daily net assets through July 31, 2011. This agreement may be terminated: (i) by the Board of Trustees of the Trust (the “Board”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest were to $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its

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portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Middle East Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree Middle East Dividend Index is a fundamentally weighted index that measures the performance of companies in the Middle East region that pay regular cash dividends on shares of their common stock and that meet specified requirements as of the Index measurement date. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, or the United Arab Emirates (including Abu Dhabi and Dubai). As of the Index measurement date, shares of companies must be eligible to be purchased by foreign investors. Companies must have paid at least $5 million in cash dividends on their common stock in the annual cycle prior to the most recent Index measurement date. Companies are ranked by market capitalization and the 100 largest companies by market capitalization are selected for inclusion. Companies are weighted in the Index based on regular cash dividends paid in the annual cycle prior to the Index measurement date. Country weights are capped so that no country’s weight in the Index exceeds 33% at the annual Index measurement date.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading price of fixed income securities, equity securities, commodities and other instruments fluctuates in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, will fluctuate within a wide range in response to these and other factors. Events in 2008 and 2009 resulted in a prolonged and significant market downturn and a high degree of market volatility. Possible continuing market turbulence may have an adverse effect on Fund performance. As a result, an investor could lose money over short or even long periods.

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Shares of the Funds May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital

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controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to create and redeem Creation Units, adversely affect the trading market for shares of the Fund, and cause the Fund to trade at prices materially different from its NAV.

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Cash Redemption Risk. Unlike most ETFs, the Fund does not generally make in-kind redemptions because of the nature of its underlying investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Financial Sector Risk. The Fund currently invests a relatively large percentage of its assets in securities of companies in the financial sector and therefore the performance of the Fund will be impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital.

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Geographic Investment Risk (Middle East). The Fund invests primarily in Middle Eastern countries. Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries.

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Industrial Investing. The Fund currently invests a relatively large percentage of its assets in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

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Mid-Capitalization Investing. The Fund currently invests a relatively large percentage of its assets in securities of mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, borrowing costs and earnings.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Telecommunication Investing. The Fund currently invests a relatively large percentage of its assets in the telecommunication industry. The telecommunication industry in the Middle East can be significantly affected by, among other things, commodity prices, government intervention and regulation, technological innovations that make existing products and services obsolete and consumer demand.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the WisdomTree Middle East Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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The Fund’s year-to-date total return as of June 30, 2010 was 0.22%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	19.30%	2/2009
Lowest Return	(11.85)%	1/2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2009

WisdomTree Middle East Dividend Fund	1 Year	Since Inception (7/16/2008)
Return Before Taxes Based on NAV	7.74%	(29.29)%
Return After Taxes on Distributions	6.07%	(30.04)%
Return After Taxes on Distributions and Sale of Fund Shares	5.04%	(24.99)%
MSCI Arabian Markets ex-Saudi Arabia Index (reflects no deduction for fees, expenses or taxes)	9.46%	(34.05)%
WisdomTree Middle East Dividend Index (reflects no deduction for fees, expenses or taxes)	13.28%	(26.50)%

Portfolio Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with Mellon Capital since June, 2000 and a portfolio manager of the Fund since July, 2008.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management. Mr. Brown has been with Mellon Capital since August, 1995 and a portfolio manager of the Fund since July, 2008.

Thomas J. Durante, CFA, is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon Capital since January, 2000 and a portfolio manager of the Fund since July, 2008.

Buying and Selling Fund Shares

The Fund is an “exchange-traded fund,” also known as an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Prospectus 4	WIS-GULF-SUM-0810